Q4 Fiscal 2024 Results February 28, 2024

• Q4 2024 Overview • Industry Update • Financial & Operational Highlights • Outlook • Closing Remarks • Q&A 2 Participants and Agenda Steven E. Nielsen President and Chief Executive Officer H. Andrew DeFerrari Chief Financial Officer Ryan F. Urness General Counsel

Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the quarters ending April 27, 2024 and July 27, 2024, including, but not limited to, those statements found under the “Outlook” section of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for doubtful accounts, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s credit agreement, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided in the Company’s Form 8-K filed with the SEC on February 28, 2024 and on the Company’s Investor Center website at https://dycomind.com/investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. 3

Q4 2024 Overview Contract Revenues • Contract revenues of $952.5 million increased 3.8% year over year; On an organic basis, contract revenues decreased 2.5% year over year after excluding $57.5 million of contract revenues from an acquired business Operating Performance • Non-GAAP Adjusted EBITDA of $93.7 million, or 9.8% of contract revenues increased from $83.1 million, or 9.1% in the prior year quarter • Diluted earnings per common share of $0.79 Liquidity • Strong operating cash flow of $325.1 million during Q4 2024 • Robust liquidity of $703.6 million Capital Allocation • Repurchased 260,000 common shares for $29.4 million 4 Contract Revenues Diluted EPS Non-GAAP Adjusted EBITDA and % of Contract Revenues

Industry Update The effort to deploy high-capacity fiber networks continues to meaningfully broaden the set of opportunities for our industry • Major industry participants are constructing or upgrading significant wireline networks across broad sections of the country • High-capacity fiber networks are increasingly viewed as the most cost-effective technology, enabling multiple revenue streams from a single investment • Fiber network deployment opportunities are increasing in rural America; federal and state support programs for the construction of communications networks in unserved and underserved areas across the country are unprecedented and meaningfully increase the rural market that we expect will ultimately be addressed Stabilizing macroeconomic conditions may influence the execution of some industry plans. The market for labor has improved in many regions and automotive and equipment supply chains are improving as well. For several customers, we expect the pace of deployments to increase this year, including two significant customers whose capital expenditures were more heavily weighted toward the first half of calendar 2023. We are encouraged that despite winter seasonality, revenue from these two customers increased from Q3 2024 to Q4 2024 and we expect this trend to continue. Overall, we are encouraged by improving financial markets with long-term interest rates substantially lower than six months ago and expect these lower rates, if sustained, to support future industry investment. Our scale and financial strength position us well to take advantage of these opportunities to deliver valuable services to our customers, including integrated planning, engineering and design, procurement and construction and maintenance services 5

Contract Revenues 6 Q4 2024 Organic Growth (Decline): Total Customers Top 5 Customers1 All Other Customers3 (2.5)% (13.0)% 17.8% Lumen Charter 48.9% 124.3% Fiber construction revenue from electric utilities was $83.7 million in Q4 2024 Top 5 customer concentration reduced to 58.6% in Q4 2024 compared to 65.8% in Q4 2023 Top 5 Customers1 - Percentage of Total Contract Revenues Non-GAAP Organic Growth (Decline)%2

Backlog, Awards and Employees 7 Customer Description of Services Area Term (in years) Frontier Construction & Maintenance FL 4 Brightspeed Construction & Maintenance KS, OH, PA, NJ, VA, TN, NC 3 Various Rural Fiber Deployments WA, MO, LA, MS, MI, IN, OH, KY, NC, SC 1 Various Utility Line Locating CA, NJ, MD, VA, DC 1-3 Backlog4 $ Billions Selected Q4 2024 Awards and Extensions: Employee Headcount

Financial Highlights 8 Contract Revenues Non-GAAP Adjusted EBITDA Diluted EPS • Contract revenues of $952.5 million increased 3.8% year-over-year • Organic revenues decreased 2.5% year-over-year after excluding $57.5 million of contract revenues from an acquired business • Non-GAAP Adjusted EBITDA increased to $93.7 million, or 9.8% of contract revenues • Diluted earnings per common share of $0.79 9.1% 9.8% Non-GAAP Adjusted EBITDA % of Contract Revenues

Debt and Liquidity Overview Debt maturity profile and liquidity provide financial flexibility 9 • Robust liquidity of $703.6 million at Q4 2024 • Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Debt Summary Q3 2024 Q4 2024 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures April 2026:5 Term Loan Facility 319.4 315.0 Revolving Facility 154.0 - Total Notional Amount of Debt $ 973.4 $ 815.0 Less: Cash and Equivalents 15.7 101.1 Notional Net Debt 957.7 713.9 Liquidity6 $ 464.1 $ 703.6

Cash Flow Overview 10 Operating Cash Flow • Strong operating cash flows of $325.1 million during Q4 2024 and $259.0 million for fiscal 2024 • Days Sales Outstanding (“DSO”)7 were 120 days, a decrease of 1 day sequentially • Capital expenditures, net of $183.3 million for fiscal 2024; Capital expenditures, net for fiscal 2025 anticipated at $220 - $230 million • Repurchased 260,000 common shares for $29.4 million during Q4 2024 Cash Flow Summary Q4 2023 Q4 2024 $ Millions Operating cash flow $ 246.2 $ 325.1 Capital expenditures, net of disposals $ (62.3) $ (52.7) Repayments on Senior Credit Facility $ (4.4) $ (158.4) Repurchase of common stock $ (20.2) $ (29.4) Other financing and investing activities, net $ (0.5) $ 0.7

AMORTIZATION EXPENSE $5.5 million INTEREST EXPENSE, NET $13.2 million EFFECTIVE INCOME TAX RATE Approximately 26.0% DILUTED SHARES 29.5 million Outlook for Quarter Ending April 27, 2024 (Q1 2025) CONTRACT REVENUES Organic contract revenues expected to range from in-line to slightly lower as a percentage of contract revenues compared to Q1 2024 In addition, we expect approximately $60 million of acquired revenues in Q1 2025 NON-GAAP ADJUSTED EBITDA % OF CONTRACT REVENUES Increases 25 to 75 basis points as compared to Q1 2024 11 Q1 2025 Outlook: As we look ahead to the quarter ending July 27, 2024, we expect organic revenue growth to resume Additional Commentary:

Closing Remarks We maintain significant customer presence throughout our markets and are encouraged by the increasing breadth in our business Our extensive market presence has allowed us to be at the forefront of evolving industry opportunities • Telephone companies are deploying FTTH to enable gigabit high speed connections and rural electric utilities are doing the same • Dramatically increased speeds for consumers are being provisioned and consumer data usage is growing, particularly upstream • Wireless construction activity in support of newly available spectrum bands continues this year • Federal and state support for rural deployments of communications networks is dramatically increasing in scale and duration • Cable operators are increasing fiber deployments in rural America; capacity expansion projects are underway • Customers are consolidating supply chains creating opportunities for market share growth and increasing the long-term value of our maintenance and operations business We are pleased that many of our customers are committed to multi-year capital spending initiatives as our nation and industry experience improved economic conditions 12

Notes 1. Top 5 customers included Lumen, AT&T, Comcast, Charter, and Verizon for Q4 2024, compared to AT&T, Lumen, Comcast, Frontier, and Verizon for Q4 2023. 2. Organic growth (decline) % from businesses that are included for the entire period in both the current and comparable prior period, adjusted for contract revenues from storm restoration services, and for the additional week of operations during the fourth quarter as a result of the Company’s 52/53 week fiscal year, when applicable. 3. Q4 2024 percentage of contract revenues for customers #6 through #10 included in All Other Customers are presented in the following table: 4. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 5. As of both Q3 2024 and Q4 2024, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 6. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 7. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers. 13 Customer #6 Brightspeed Frontier Ubiquity Windstream 5.9% 4.7% 3.8% 2.8% 2.0%